Exhibit 99.2

• The U.S. automobile SAAR figure for April 2016 came in at 17.32M units, up from 16.70M units in April 2015. • TMS April 2016 sales totaled 211,125 units, an increase of 3.8% from April 2015 volume, flat 0% on a daily selling rate (DSR) basis. • Lexus reported April 2016 sales of 24,882 units, a 3.8% decrease from April 2015 on volume, and down 7.4% on a daily selling rate (DSR) basis. • North American production for April 2016 totaled 155,583 units, a volume increase of 5.5% from April 2015. Source: Toyota, Bloomberg, Ward’s Automotive Group. Toyota Division represents Toyota and Scion vehicle sales. Scion sales for April 2016 totaled 6,640 units, up 54.1% from April 2015 Scion volume. TMS monthly results include fleet sales volume. ‡ “Other” consists of Central and South America, Oceania, Africa and the Middle East Source : TMC company filings . TOYOTA MOTOR SALES (TMS), U.S.A. INC. MONTHLY RESULTS TOYOTA MOTOR CORPORATION (TMC) FINANCIAL RESULTS Toyota Business Highlights 4QFY2016 0 50 100 150 200 250 300 6 8 10 12 14 16 18 20 Apr-11 Jul-11 Oct-11 Jan-12 Apr-12 Jul-12 Oct-12 Jan-13 Apr-13 Jul-13 Oct-13 Jan-14 Apr-14 Jul-14 Oct-14 Jan-15 Apr-15 Jul-15 Oct-15 Jan-16 Apr-16 Toyota U.S. light vehicle sales (units in thousands) Seasonally adjusted annual rate (units in millions) U.S. light vehicle seasonally adjusted annual rate (SAAR) and Toyota Motor Sales (TMS), U.S.A. Inc. sales April 2011 - April 2016 TMC consolidated financial performance FY2015 FY2016 Net Revenues ¥27,234,521 ¥28,403,118 Operating Income (Loss) 2,750,564 2,853,971 Net Income attributable to TMC (Loss) 2,173,338 2,312,694 TMC Consolidated Balance Sheet Current Assets ¥17,936,397 ¥18,209,553 Noncurrent finance receivables, net 9,202,531 8,642,947 Total Investments and other assets 11,295,183 10,834,680 Property, plant and equipment, net 9,295,719 9,740,417 Total Assets ¥47,729,830 ¥47,427,597 Liabilities ¥30,082,501 ¥29,339,411 Mezzanine equity ¥479,779 Shareholders' equity 17,647,329 17,608,407 Total Liabilities and Shareholders' Equity ¥47,729,830 ¥47,427,597 Operating Income (Loss) by geographic region Japan ¥1,571,476 ¥1,677,522 North America 584,519 528,819 Europe 81,118 72,416 Asia 421,782 449,189 Other‡ 111,509 108,909 Inter-segment elimination and/or unallocated amount -19,840 17,116 Yen in millions Production (units) FY2015 FY2016 Japan 4,124,593 3,980,576 North America 1,932,618 1,970,053 Europe 556,462 564,934 Asia 1,829,048 1,605,345 Other‡ 487,166 454,991 Sales (units) FY2015 FY2016 Japan 2,153,694 2,059,093 North America 2,715,173 2,839,229 Europe 859,038 844,412 Asia 1,488,922 1,344,836 Other‡ 1,755,037 1,593,758 186,243 24,882 Toyota Motor Sales, U.S.A. Inc. April 2016 unit sales Toyota Division Lexus Apr-15 Apr-16 Apr-15 Apr-16 Camry 34,066 34,039 Corolla 31,990 32,111 Prius 15,235 11,925 RAV4 22,914 30,152 Tacoma 15,656 18,106 Toyota U.S. April 2016 unit sales - Toyota Division Top 5 makes Apr-15 Apr-16 Apr-15 Apr-16 RX 6,810 8,767 ES 4,701 4,442 IS 4,008 2,654 GS 1,711 1,001 GX 1,950 1,974 Toyota U.S. April 2016 unit sales - Lexus Division Top 5 makes

TOYOTA MOTOR CREDIT CORPORATION (TMCC) FINANCIAL RESULTS • The decrease in net income during fiscal 2016 was primarily due to a $1,057 million increase in depreciation on operating leases, a $401 million increase in interest expense primarily driven by lower gains on derivatives, a $133 million increase in the provision for credit losses and a $115 million increase in operating and administrative expenses. These decreases in net income were partially offset by a $1,093 million increase in total financing revenues primarily driven by an increase in operating lease revenues, a $197 million gain on sale of the commercial finance business and a $149 million decrease in the provision for income taxes. • Net charge - offs as a percentage of average gross earning assets increased from 0.29 percent at March 31, 2015 to 0.38 percent at March 31, 2016 due to increased default frequency, loss severity and lower recoveries. • Aggregate balances for accounts 60 or more days past due as a percentage of gross earning assets increased from 0.21% at March 31, 2015 to 0.26% at March 31, 2016. 1 TFS market share represents the percentage of total domestic TMS sales of new Toyota, Lexus and Scion vehicles financed by us, excluding sales under dealer rental car and commercial fleet programs and sales of a private Toyota distributor. * TMCC consumer portfolio includes TMCC and its consolidated subsidiaries NORTH AMERICAN SHORT - TERM FUNDING PROGRAMS • Toyota Motor Credit Corporation (TMCC), Toyota Credit de Puerto Rico Corp. (TCPR), and Toyota Credit Canada Inc. (TCCI)† maintain direct relationships with institutional commercial paper investors through its Sales & Trading team , providing each access to a variety of domestic and global markets through three, distinct 3(a)(3) programs. • For fiscal 2016 , TMCC and TCPR commercial paper programs ranged from approximately $ 25.1 billion to $ 29.8 billion, with an average outstanding balance of $27.2 billion. As of March 31, 2016, TMCC and TCPR commercial paper programs had a weighted average remaining maturity of 83 days . † TCCI and TMCC are subsidiaries of Toyota Financial Services Corporation, a wholly - owned subsidiary of Toyota Motor Corporation. ‡ TMCC consolidated financial liabilities include TMCC and its consolidated subsidiaries, which includes TCPR. LET’S GO PLACES • In 2017, Toyota Financial Services plans to relocate its headquarters to Plano, Texas in order to join Toyota Motor Sales, U. S.A ., Inc.; Toyota Motor Engineering & Manufacturing North America, Inc.; and Toyota Motor North America to create a single, state - of - the - art Toyota headquarters and pursue the One Toyota vision in North America. Please reference the Investor Relations section of toyotafinancial.com , for important information and filings. Forward looking statements are subject to risks and uncertainties that could cause actual results to fall short of current ex pec tations. Toyota and its affiliates discuss these risks and uncertainties in filings they make with the Securities and Exchan ge Commission. This presentation does not constitute an offer to purchase any securities. Any offer or sale of securities will be made only by means of a prospectus a nd related documentation . The Sales & Trading team engages in direct dialogue with institutional investors delivering a variety of fixed income products to meet our clients’ investment objectives and risk tolerances. We focus on providing simple, personal, and proactive service i n the execution of all trades. * Figures above do not incorporate the Carrying Value Adjustments. Sales and Trading Contacts Nicholas Ro | National Manager (310) 468 - 7758 nicholas_ro@toyota.com Jason Katzen | Region Manager (310) 468 - 3509 jason_katzen@toyota.com Jeffrey DeSilva | Funding & Liquidity Analyst (310) 468 - 1366 jeffrey_DeSilva@toyota.com Alec Small | Funding & Liquidity Analyst (310) 468 - 7431 alec_small@toyota.com 65.3% 65.5% FY2015 FY2016 TFS - Market Share 1 FY2015 FY2016 0.00% 0.25% 0.50% FY 2012 FY 2013 FY 2014 FY 2015 FY 2016 TMCC - Consumer portfolio credit performance* Net charge-offs as a percentage of average gross earning assets Aggregate balances for accounts 60 or more days past due as a percentage of gross earning assets U.S. dollars in millions TMCC financial performance FY 2015 FY 2016 Total financing revenues $8,310 $9,403 Income before income taxes 1,926 1,512 Net Income 1,197 932 Debt-to-Equity Ratio 10.6x 10.0x 27.0 26.6 52.3 52.9 10.8 14.1 $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 $100 3/31/2015 3/31/2016 Amount ($billions) TMCC consolidated financial liabilities comparison Secured notes & loans payable Unsecured notes & loans payable Commercial Paper 65.0% 21.6% 90.8% 58.4% 18.1% 87.0% 0% 20% 40% 60% 80% 100% New retail contracts Used retail contracts Lease contracts TMCC - Percentage of contracts subvened FY 2015 FY 2016 675 278 533 628 288 622 0 500 1000 New retail contracts Used retail contracts Lease contracts units in thousands TMCC - Vehicle financing volume FY 2015 FY 2016